Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated June 20, 2018
to Special Features of the Group Contract Prospectus
dated May 1, 2018

for

Group Variable Universal Life Insurance Contracts

for

Sinclair Services

Effective immediately, the Current Charge for Administrative Expenses in the Periodic Charges Other Than The Funds’ Operating Expenses Table on page 3 is $0.00.

GVULSUP170